UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

MASIMO CORPORATION

(Name of Registrant as Specified in Its Charter)

DANAHER CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following e-mail was sent by Julie Sawyer Montgomery, Executive Vice President, Danaher Corporation, to employees of Masimo Corporation on February 27, 2026:

Dear Masimo Team,

As you’ve likely seen, we recently announced an agreement to bring Masimo into the Danaher family. Moments like this are exciting — and they can also raise important questions.

I’ve recorded a brief introductory video to share more about why we’re so excited about Masimo and how together, once the deal closes, we can expand our impact for clinicians and patients around the world.

Watch the short video here: [Internal Video Link]

I look forward to meeting in person, whether at a town hall or another upcoming opportunity. In the meantime, I invite you to visit Danaher.com where you’ll find more about our history, our businesses and our passion for accelerating science and technology to improve human health.

I am excited for the opportunity to build the next chapter together. Thank you for everything you do each day to advance patient care,

Julie

Julie Sawyer Montgomery

Executive Vice President, Diagnostics

Danaher

Important Information and Where to Find It

In connection with the proposed transaction (the “Transaction”), Masimo and Danaher intend to file relevant materials with the SEC, including Masimo’s proxy statement in preliminary and definitive form. Masimo will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Masimo with the SEC. INVESTORS AND STOCKHOLDERS OF MASIMO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF DANAHER AND MASIMO WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, INCLUDING MASIMO’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASIMO, DANAHER, AND THE TRANSACTION AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Danaher and Masimo make available free of charge at the Danaher website at https://investors.danaher.com/sec-filings and Masimo’s website at https://investor.masimo.com/overview/, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Masimo, Danaher and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Masimo in favor of the Transaction. Information about Masimo’s directors and executive officers is set forth in Masimo’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi- 20250818.htm. Information about Danaher’s directors and executive officers is set forth in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February  20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Danaher’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1-Election of Directors,” “Proposal 3- Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm , and Danaher’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm , and Danaher’s Current Report on Form 8-K filed with the SEC on February 5, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of Masimo’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of Masimo’s participants in the solicitation, which may, in some cases, be different than those of Masimo’s stockholders generally, will be set forth in Masimo’s proxy statement relating to the Transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Transaction. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Transaction; (ii) the risk that the Transaction may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including receiving, on a timely basis or otherwise, the required approval of the Transaction by Masimo’s stockholders; (iv) the possibility that competing offers or acquisition proposals for Masimo will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Masimo to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Masimo’s or Danaher’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from Masimo’s or Danaher’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Transaction that may impact Masimo’s or Danaher’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masimo’s or Danaher’s common stock, including if the proposed transaction is not consummated; (xii) risks that the benefits of the Transaction are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of Masimo’s and Danaher’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The following is a transcript of a video recorded by Julie Sawyer Montgomery, Executive Vice President, Danaher Corporation, to employees of Masimo Corporation on February 27, 2026:

Important Information and Where to Find It

In connection with the proposed transaction (the “Transaction”), Masimo and Danaher intend to file relevant materials with the SEC, including Masimo’s proxy statement in preliminary and definitive form. Masimo will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Masimo with the SEC. INVESTORS AND STOCKHOLDERS OF MASIMO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF DANAHER AND MASIMO WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, INCLUDING MASIMO’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASIMO, DANAHER, AND THE TRANSACTION AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Danaher and Masimo make available free of charge at the Danaher website at https://investors.danaher.com/sec-filings and Masimo’s website at https://investor.masimo.com/overview/, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Masimo, Danaher and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Masimo in favor of the Transaction. Information about Masimo’s directors and executive officers is set forth in Masimo’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers;

Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi-20250818.htm. Information about Danaher’s directors and executive officers is set forth in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February  20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Danaher’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1-Election of Directors,” “Proposal 3-Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm , and Danaher’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm , and Danaher’s Current Report on Form 8-K filed with the SEC on February 5, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of Masimo’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of Masimo’s participants in the solicitation, which may, in some cases, be different than those of Masimo’s stockholders generally, will be set forth in Masimo’s proxy statement relating to the Transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Transaction. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Transaction; (ii) the risk that the Transaction may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including receiving, on a timely basis or otherwise, the required approval of the Transaction by Masimo’s stockholders; (iv) the possibility that competing offers or acquisition proposals for Masimo will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Masimo to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Masimo’s or Danaher’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from Masimo’s or Danaher’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Transaction that may impact Masimo’s or Danaher’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masimo’s or Danaher’s common stock, including if the proposed transaction is not consummated; (xii) risks that the benefits of the Transaction are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of Masimo’s and Danaher’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Hi – I’m Julie Sawyer Montgomery, and I lead the Diagnostics business at Danaher.

Now that our agreement has been announced, I wanted to say hello and share how we’re thinking about this next phase together.

At Danaher, we’ve followed Masimo for many years. What you’ve built has shaped acute care diagnostics and patient monitoring in a way very few companies ever have. And more importantly, your work has made a real difference for clinicians and patients in their most critical moments.

That purpose matters deeply to me, and it resonates across our entire Diagnostics organization. It’s a big part of why I’m so energized about our future together.

I truly believe we have an opportunity to multiply the impact of both Masimo and Danaher.

•	Imagine your innovations reaching more hospitals, more care teams, and more patients around the world.

•	Imagine your engineering breakthroughs moving faster and scaling further — supported by the platform, resources and global reach of a world-class Diagnostics organization.

That’s the future we’re building toward once the deal closes!

We’re driven by our mission to improve human health. The work we do in Alzheimer’s or in cutting edge gene editing—you may have heard of Baby KJ and the role Danaher companies played in saving this baby’s life. All this work is what moves us and makes us proud.

Masimo’s mission-driven approach is a huge part of why this agreement made sense for us, and why we’re so excited to welcome you when the time is right.

I also want to acknowledge that announcements like this can bring a mix of emotions. That’s completely natural. What I hope you hear from me today is this: we are here because of the strength of what you have built.

So, what happens next?

Over the next few months, we’ll work through the steps needed to officially close the transaction. Until then, it’s business as usual for both Masimo and Danaher. Katie and her leadership team will continue to lead the Masimo business, and all day-to-day decisions, roadmaps and engineering priorities remain exactly as they are today.

It’s normal to wonder what this means for your future. In this pre-close phase, there are some legal and regulatory limits to how we can engage — but within those boundaries, you will have opportunities to connect, ask questions, and get to know us better.

I’m genuinely looking forward to spending time with you, learning from you, and beginning this journey together — and, when the time comes, welcoming you fully into Danaher.

Thank you for everything you do. I’m excited for what’s ahead.